CADRE LIQUID ASSET FUND - MONEY MARKET SERIES
CADRE RESERVE FUND - U.S. GOVERNMENT SERIES
CADRE RESERVE FUND - MONEY MARKET SERIES

SERIES OF CADRE INSTITUTIONAL INVESTORS TRUST

Supplement to Prospectuses and Statement of Additional Information dated January 31, 2008.

The information below supplements and amends certain information contained in the Prospectuses and Statement of Additional Information of: Cadre Liquid Asset Fund - Money Market Series, Cadre Reserve Fund - U.S. Government Series and Cadre Reserve Fund - Money Market Series (each, a “Fund,” and collectively, the “Funds”).

Approval of Plan of Reorganization
At a special meeting of shareholders of the Funds (“Shareholders”) held on September 17, 2008, Shareholders approved a proposal to reorganize the Funds into Commonwealth Cash Reserve Fund, Inc. (“CCRF”), another money market fund advised by PFM Asset Management LLC (the “Reorganization”). In the Reorganization, substantially all of the assets and liabilities of the Funds will be acquired by CCRF, in exchange for shares of the investment portfolios comprising CCRF, which will then be distributed to Shareholders.

Upon consummation of the Reorganization, Shareholders will become shareholders of a CCRF fund that has substantially the same investment objectives and policies as the Fund in which the Shareholder is currently invested. Shareholders will receive shares of the applicable CCRF fund having an aggregate value equal to the value of their Fund shares at the time the Reorganization is consummated.

It is expected that, assuming satisfaction of certain conditions, the Reorganization will be effected on September 29, 2008.

The date of this Supplement is September 17, 2008.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.